HILLVIEW INVESTMENT TRUST II

                        Hillview/REMS Leveraged REIT Fund

                         Supplement dated March 31, 2004
                                       to
                        Prospectus dated October 30, 2003


This supplement provides important information about the fund's dividends. It should be read in conjunction with the Prospectus.


The first paragraph under the section entitled "Dividends and Other Distributions" on page 9 of the Prospectus should be deleted and replaced with the following:


          "The fund normally declares and pays all of its net investment income as dividends quarterly and distributes any net realized capital gains annually."
































               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


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